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                                                                     EXHIBIT 4.1


                                                                  EXECUTION COPY
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                           FRANKLIN AUTO TRUST 2000-1



                      AMENDED AND RESTATED TRUST AGREEMENT



                                     between



                            FRANKLIN RECEIVABLES LLC



                                       and


                            BANKERS TRUST (DELAWARE)
                                  Owner Trustee



                            Dated as of March 1, 2000





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                                Table of Contents

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                                                ARTICLE I


                                               Definitions

SECTION 1.1           Capitalized Terms..........................................................................    1

SECTION 1.2           Other Definitional Provisions..............................................................    3


                                                ARTICLE II


                                               Organization

SECTION 2.1           Name.......................................................................................    4

SECTION 2.2           Office.....................................................................................    4

SECTION 2.3           Purposes and Powers........................................................................    5

SECTION 2.4           Appointment of Owner Trustee...............................................................    5

SECTION 2.5           Initial Capital Contribution of Trust Estate...............................................    5

SECTION 2.6           Declaration of Trust.......................................................................    6

SECTION 2.7           Liability of the Seller....................................................................    6

SECTION 2.8           Title to Trust Property....................................................................    6

SECTION 2.9           Situs of Trust.............................................................................    7

SECTION 2.10          Representations and Warranties of the Seller...............................................    7

SECTION 2.11          [Reserved].................................................................................    8

SECTION 2.12          Covenants of the Certificateholders........................................................    8

SECTION 2.13          Federal Income Tax Allocations.............................................................    9


                                               ARTICLE III


                               Trust Certificates and Transfer of Interests

SECTION 3.1           Initial Ownership..........................................................................   10

SECTION 3.2           The Trust Certificates.....................................................................   10

SECTION 3.3           Authentication of Trust Certificates.......................................................   10
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SECTION 3.4           Registration of Transfer and Exchange of Trust Certificates................................   11

SECTION 3.5           Mutilated, Destroyed, Lost or Stolen Trust Certificates....................................   12

SECTION 3.6           Persons Deemed Certificateholders..........................................................   12

SECTION 3.7           Access to List of Certificateholders' Names and Addresses..................................   12

SECTION 3.8           Maintenance of Office or Agency............................................................   13

SECTION 3.9           Appointment of Paying Agent................................................................   13

SECTION 3.10          [Reserved].................................................................................   14

SECTION 3.11          [Reserved].................................................................................   14

SECTION 3.12          [Reserved].................................................................................   14

SECTION 3.13          [Reserved].................................................................................   14

SECTION 3.14          [Reserved].................................................................................   14

SECTION 3.15          [Reserved].................................................................................   14

SECTION 3.16          [Reserved].................................................................................   14

SECTION 3.17          Trust Certificate Transfer Restrictions....................................................   14


                                                ARTICLE IV


                                         Actions by Owner Trustee

SECTION 4.1           Prior Notice to Certificateholders with Respect to Certain Matters.........................   16

SECTION 4.2           Action by Certificateholders with Respect to Certain Matters...............................   18

SECTION 4.3           Action by Certificateholders with Respect to Bankruptcy....................................   18

SECTION 4.4           Restrictions on Certificateholders' Power..................................................   18

SECTION 4.5           Majority Control...........................................................................   18

SECTION 4.6           Rights of Security Insurer.................................................................   19

SECTION 4.7           Execution of Documents.....................................................................   19


                                                ARTICLE V


                                Application of Trust Funds: Certain Duties

SECTION 5.1           Establishment of Certificate Distribution Account..........................................  19

SECTION 5.2           Application of Funds in Certificate Distribution Account...................................  20
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SECTION 5.3           [Reserved].................................................................................   21

SECTION 5.4           Method of Payment..........................................................................   21

SECTION 5.5           No Segregation of Monies; No Interest......................................................   21

SECTION 5.6           Accounting and Reports to the Noteholders, Certificateholders, the
                      Internal Revenue Service and Others........................................................   21

SECTION 5.7           Signature on Returns; Tax Matters Partner..................................................   22


                                                ARTICLE VI


                                  Authority and Duties of Owner Trustee

SECTION 6.1           General Authority..........................................................................   22

SECTION 6.2           General Duties.............................................................................   22

SECTION 6.3           Action upon Instruction....................................................................   23

SECTION 6.4           No Duties Except as Specified in this Agreement or in Instructions.........................   24

SECTION 6.5           No Action Except under Specified Documents or Instructions.................................   24

SECTION 6.6           Restrictions...............................................................................   24

SECTION 6.7           Notice of Default Under Indenture..........................................................   24


                                               ARTICLE VII


                                       Concerning the Owner Trustee

SECTION 7.1           Acceptance of Trusts and Duties............................................................   25

SECTION 7.2           Furnishing of Documents....................................................................   26

SECTION 7.3           Representations and Warranties.............................................................   26

SECTION 7.4           Reliance; Advice of Counsel................................................................   27

SECTION 7.5           Not Acting in Individual Capacity..........................................................   27

SECTION 7.6           Owner Trustee Not Liable for Trust Certificates or Receivables.............................   27

SECTION 7.7           Owner Trustee May Own Trust Certificates and Notes.........................................   28

SECTION 7.8           Payments from Owner Trust Estate...........................................................   28

SECTION 7.9           Doing Business in Other Jurisdictions......................................................   28
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                                               ARTICLE VIII


                                      Compensation of Owner Trustee

SECTION 8.1           Owner Trustee's Fees and Expenses..........................................................   29

SECTION 8.2           Indemnification............................................................................   29

SECTION 8.3           Payments to the Owner Trustee..............................................................   29

SECTION 8.4           Non-recourse Obligations...................................................................   29


                                                ARTICLE IX


                                   Dissolution and Termination of Trust

SECTION 9.1           Termination of Trust Agreement.............................................................   30

SECTION 9.2           [Reserved].................................................................................   31


                                                ARTICLE X


                          Successor Owner Trustees and Additional Owner Trustees

SECTION 10.1          Eligibility Requirements for Owner Trustee.................................................   31

SECTION 10.2          Resignation or Removal of Owner Trustee....................................................   32

SECTION 10.3          Successor Owner Trustee....................................................................   32

SECTION 10.4          Merger or Consolidation of Owner Trustee...................................................   33

SECTION 10.5          Appointment of Co-Trustee or Separate Trustee..............................................   33


                                                ARTICLE XI


                                              Miscellaneous

SECTION 11.1          Supplements and Amendments.................................................................   35

SECTION 11.2          No Legal Title to Owner Trust Estate in Certificateholders.................................   36

SECTION 11.3          Limitations on Rights of Others............................................................   36

SECTION 11.4          Notices....................................................................................   37

SECTION 11.5          Severability...............................................................................   37
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SECTION 11.6          Separate Counterparts......................................................................   37

SECTION 11.7          Successors and Assigns.....................................................................   37
                                    -

SECTION 11.8          [Reserved].................................................................................   38

SECTION 11.9          No Petition................................................................................   38

SECTION 11.10         No Recourse................................................................................   38

SECTION 11.11         Headings...................................................................................   38

SECTION 11.12         GOVERNING LAW..............................................................................   38

SECTION 11.13         [Reserved].................................................................................   38

SECTION 11.14         Servicer...................................................................................   38

SECTION 11.15         Third Party Beneficiary....................................................................   38
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EXHIBITS

EXHIBIT A FORM OF TRUST CERTIFICATE
EXHIBIT B FORM OF CERTIFICATE OF TRUST


                                      -v-
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                  AMENDED AND RESTATED TRUST AGREEMENT dated as of March 1, 2000 between FRANKLIN RECEIVABLES LLC, as seller, and BANKERS TRUST (DELAWARE), as Owner Trustee to TRUST AGREEMENT dated as of March 1, 2000 between FRANKLIN RECEIVABLES LLC, as seller, and BANKERS TRUST (DELAWARE), as Owner Trustee.



                                    ARTICLE I


                                   Definitions

                  SECTION 1.1 Capitalized Terms. For all purposes of this Agreement, the following terms shall have the meanings set forth below

                  "Agreement" shall mean this Trust Agreement, as the same may be amended and supplemented from time to time.

                  "Basic Documents" shall mean this Agreement, the Sale and Servicing Agreement, the Indenture, the Purchase Agreement, the Spread Account Agreement, the Insurance Agreement, the Indemnification Agreement, the Note Depository Agreement and the other documents and certificates delivered in connection therewith.

                  "Benefit Plan" shall have the meaning assigned to such term in
Section 3.17.

                  "Business Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as the same may be amended from time to time.

                  "Certificate" means a certificate evidencing the beneficial interest of a Certificateholder in the Trust, substantially in the form of Exhibit A attached hereto.

                  "Certificate Distribution Account" shall have the meaning assigned to such term in Section 5.1.

                  "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit B to be filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

                  "Certificate Paying Agent" shall mean any paying agent or co-paying agent appointed pursuant to Section 3.9.

                  "Certificateholder" or "Holder" shall mean the Person in whose name a Trust Certificate is registered on the Certificate Register.

                  "Certificate Register" and "Certificate Registrar" shall mean the register mentioned and the registrar appointed pursuant to Section 3.4.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

                  "Corporate Trust Office" shall mean, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at E.A. Delle Donne Corporate Center Montgomery Building, 1011 Centre Road, Suite 200, Wilmington, Delaware 19805, with a copy of all notices and other documents to be also furnished to Bankers Trust Company, 4 Albany Street, 10th Floor, New York, New York 10006, Attention: Corporate Trust and Agency Group, Structured Finance, or at such other address as the Owner Trustee may designate by notice to the Certificateholders and the Seller, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor owner trustee will notify the Certificateholders and the Seller).

                  "Delaware Trustee" shall have the meaning assigned to such term in Section 10.1.

                  "ERISA" shall have the meaning assigned to such term in
Section 3.17.

                  "Expenses" shall have the meaning assigned to such term in
Section 8.2.

                  "Holder" or "Certificateholder" shall mean the Person in whose name a Trust Certificate is registered on the Certificate Register.

                  "Indemnified Parties" shall have the meaning assigned to such term in Section 8.2.

                  "Indenture" shall mean the Indenture between the Trust, as issuer, and The Chase Manhattan Bank, as trustee and indenture collateral agent, dated as of March 1, 2000, as the same may be amended and supplemented from time to time.

                  "Owner Trust Estate" shall mean all right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to
Article II of the Sale and Servicing Agreement, all funds on deposit from time to time in the Trust Accounts and all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to the Sale and Servicing Agreement.

                  "Owner Trustee" shall mean Bankers Trust (Delaware), a Delaware banking corporation not in its individual capacity but solely as owner trustee under this Agreement, and any successor Owner Trustee hereunder.

                  "Paying Agent" shall mean any paying agent or co-paying agent appointed pursuant to Section 3.9.

                  "Percentage Interest" shall mean with respect to any Trust Certificate, the percentage interest of ownership in the Trust represented thereby as set forth on the face thereof.

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
                  "Record Date" shall mean, with respect to any Distribution Date, the close of business on the last day of the calendar month preceding such Distribution Date.

                  "Responsible Officer" shall mean, when used with respect to the Owner Trustee, any officer assigned to the Corporate Trust Office of the Owner Trustee, including any Vice President, any Assistant Vice President, any Assistant Treasurer, any Managing Director, any trust officer or any other officer of the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers or any agent acting under a power of attorney from the Owner Trustee, having responsibility for the administration of this Trust Agreement, as the case may be, and also, with respect to a particular matter relating to the Trust, any other officer of the Owner Trustee to whom such matter is referred because of such officer's knowledge of and familiarity with such matter. Any notice given to the address and in the manner specified in Section 11.4 hereof shall be deemed to be given to a Responsible Officer.

                  "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement among the Trust, Franklin Receivables LLC, as seller, Franklin Resources, Inc., as representative, and Franklin Capital Corporation, as servicer, dated as of March 1, 2000, as the same may be amended and supplemented from time to time.

                  "Secretary of State" shall mean the Secretary of State of the State of Delaware.

                  "Security Insurer" shall mean MBIA Insurance Corporation, or its successor in interest.

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

                  "Seller" shall mean Franklin Receivables LLC as the Seller of the Receivables and each successor to Franklin Receivables LLC (in the same capacity), to the extent permitted hereunder.

                  "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

                  "Trust" shall mean the trust established by this Agreement.

                  "Trust Certificate" shall mean a Certificate.

SECTION 1.2  Other Definitional Provisions.

                           (a) Capitalized terms used herein and not otherwise
defined have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Indenture.

                           (b) All terms defined in this Agreement shall have
the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                           (c) As used in this Agreement and in any certificate
or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

                           (d) The words "hereof," "herein," "hereunder" and
words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

                           (e) The definitions contained in this Agreement are
applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.


                                   ARTICLE II


                                  Organization

                  SECTION 2.1 Name. The Trust created hereby shall be known as "Franklin Auto Trust 2000-1" in which name the Owner Trustee may engage in the transactions contemplated hereby, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

                  SECTION 2.2 Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office, or at the office of the Delaware Trustee, if one exists, or at such other address as the Owner Trustee may designate by written notice to the Certificateholders, the Security Insurer and the Seller.

                  SECTION 2.3 Purposes and Powers. (a) The purpose of the Trust is, and the Trust shall have the power and authority, to engage in the following activities:

                                    (i) to issue the Notes pursuant to the
                  Indenture and the Trust Certificates pursuant to this Agreement, and to sell the Notes and the Certificates;

                                    (ii) with the proceeds of the sale of the
                  Notes, to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance to the Seller pursuant to the Sale and Servicing Agreement;

                                    (iii) to acquire, receive and accept from
                  time to time the Owner Trust Estate, to assign, grant, transfer, pledge, mortgage and convey the Owner Trust Estate (other than the Certificate Distribution Account) to the Indenture Collateral Agent pursuant to the Indenture for the benefit of the Security Insurer and the Trustee on behalf of the Noteholders and to hold, manage and distribute to the Certificateholders pursuant to the terms of the Sale and Servicing Agreement any portion of the Owner Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

                                    (iv) to enter into and perform its
                  obligations under the Basic Documents to which it is a party;

                                    (v) to engage in those activities, including
                  entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                                    (vi) subject to compliance with the Basic
                  Documents to which the Trust is a party, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Certificateholders and the Noteholders.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

                  SECTION 2.4 Appointment of Owner Trustee. The Seller hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

                  SECTION 2.5 Initial Capital Contribution of Owner Trust Estate. The Seller hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $200. The Owner Trustee hereby acknowledges receipt in trust from the Seller, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Certificate Distribution Account. The Seller shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

                  SECTION 2.6 Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents to which the Trust is a party. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for federal income tax purposes and, to the extent permitted by law, for purposes of applicable state income or franchise tax, the Trust shall be disregarded as an entity apart from its owner, the Seller, in the event that the Seller is the sole Certificateholder for federal income tax purposes, or treated as a partnership if there is more than one Certificateholder for federal income tax purposes. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a division of the Seller, or as a partnership, as the case may be, for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and to the extent not inconsistent herewith, in the Business Trust Statute with respect to accomplishing the purposes of the Trust. The Owner Trustee shall file the Certificate of Trust with the Secretary of State.

                  SECTION 2.7 Liability of the Seller . (a) The Seller shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

                          (b) No Holder, other than to the extent set forth in
clause (a), shall have any personal liability for any liability or obligation of the Trust.

                  SECTION 2.8 Title to Trust Property. (a) Legal title to all the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

                          (b) The Certificateholders shall not have legal title
to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided Percentage Interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest by any Certificateholder of its ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

                  SECTION 2.9 Situs of Trust. The Trust will be located in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. Payments will be received by the Trust only in Delaware or New

York, and payments will be made by the Trust only from Delaware or New York. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee, in its individual capacity, the Servicer or any agent of the Trust from having employees within or without the State of Delaware. The only office of the Trust will be at the Corporate Trust Office in Delaware.

                  SECTION 2.10 Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Owner Trustee that:

                          (a) Organization and Good Standing. The Seller is duly
organized and validly existing as a Delaware limited liability company with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

                           (b) Due Qualification. The Seller is duly qualified to do business as a limited liability company in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property, the conduct of its business and the performance of its obligations under this Agreement and the Basic Documents requires such qualification.

                           (c) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust and the Seller has duly authorized such sale and assignment and deposit to the Trust by all necessary action; and the execution, delivery and performance of this Agreement has been duly authorized by the Seller by all necessary action.

                           (d) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of formation or limited liability company agreement of the Seller, or any material indenture, agreement or other instrument to which the Seller is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

                           (e) No Consent Required. No consent, license, approval or authorization or registration or declaration with, any Person or with any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement and the Basic Documents, except for such as have been obtained, effected or made.

                           (f) No Proceedings. There are no proceedings or investigations pending or, to its knowledge threatened against it before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over it or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Certificates or the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect its performance of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents, or (D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Certificates.

                  SECTION 2.11  [Reserved]

                  SECTION 2.12 Covenants of the Certificateholders. Each Certificateholder by becoming a holder of a Certificate agrees:

                          (a) to be bound by the terms and conditions of the
Certificates of which such Certificateholder is the beneficial owner and of this Agreement, including any supplements or amendments hereto and to perform the obligations of a Certificateholder as set forth therein or herein, in all respects as if it were a signatory hereto. This undertaking is made for the benefit of the Trust, the Owner Trustee, the Security Insurer and all other Certificateholders present and future;

                          (b) to hereby appoint the Seller so long as it is a
Certificateholder as such Certificateholder's agent and attorney-in-fact to sign any federal income tax information return filed on behalf of the Trust and agree that, if requested by the Trust, it will sign such federal income tax information return in its capacity as holder of an interest in the Trust. Each Certificateholder also hereby agrees that in its tax returns it will not take any position inconsistent with those taken in any tax returns filed by the Trust;

                          (c) if such Certificateholder is other than an
individual or other entity holding its Certificate through a broker who reports securities sales on Form 1099-B, to notify the Owner Trustee in writing of any transfer by it of a Certificate in a taxable sale or exchange, within 30 days of the date of the transfer; and

                          (d) until the completion of the events specified in
Section 9.1(e), not to, for any reason, institute proceedings for the Trust to be adjudicated as bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of its property, or cause or permit the Trust to make any assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action.

                  SECTION 2.13  Federal Income Tax Matters.

                          (a) Treatment of Notes as Indebtedness. The Seller,
the Owner Trustee and the Certificateholder intend and agree to treat, and to take no action inconsistent with the treatment of, the Notes as indebtedness for federal income tax purposes and for purposes of applicable state or local income taxes, franchise taxes, and any other taxes imposed upon or measured by net income.

                           (b) Allocations. Net income of the Trust for any
month as determined for Federal income tax purposes (and each item of income, gain, loss, credit and deduction entering into the computation thereof) shall be allocated:

                                     (i) for so long as all of the Trust
                  Certificates are owned by the Seller, the Trust shall be disregarded as an entity separate from the Seller such that net income of the Trust for any month as determined solely for federal income tax purposes (and each item of income, gain, loss, credit and deduction entering into the computation thereof) shall be allocated to the Seller and treated in the same manner as if the Trust were a division or branch of the Seller; and

                                     (ii) in the event that the Seller transfers
                  (as such term is defined for federal income tax purposes) any Trust Certificates and there is more than one owner of Trust Certificates for federal income tax purposes, net income of the Trust for any month as determined solely for federal income tax purposes (and each item of income, gain, loss, credit and deduction entering into the computation thereof) shall be allocated pro rata to the Certificateholders based on their Percentage Interests.

                  (c) Tax Treatment. Notwithstanding the above, if any Class of Notes is deemed for federal income tax purposes (or for purposes of any state, local, or other income tax, franchise tax or other tax imposed upon or measured by net income) to represent an equity interest in the Issuer, it is the intent and agreement of the parties hereto that the Issuer shall, to the extent permitted by law, be treated for purposes of any such tax which treats Notes in such manner as a partnership among the affected Class of Noteholders and the Certificateholder. In the event such a partnership is deemed to exist, the net income of the Issuer for any month as determined for federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof) shall be allocated in such manner as to cause to the greatest extent possible the Certificateholder and each Noteholder to recognize net taxable income or loss at such time, and in such amounts, as each such person would have recognized such income or loss if such Notes had not been recharacterized as an equity interest in the Issuer.

                                   ARTICLE III

                  Trust Certificates and Transfer of Interests

                  SECTION 3.1 Initial Ownership. Upon the formation of the Trust by the contribution by the Seller pursuant to Section 2.5 and until the issuance of the Trust Certificates, the Seller shall be the sole beneficiary of the Trust.

                  SECTION 3.2 The Trust Certificates. The Trust Certificates shall be initially issued to the Seller as a single Certificate in a Percentage Interest of 100%. The Trust Certificate shall be divisible into denominations of a single class representing minimum Percentage Interests of not less than 5%. The Trust Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee, and the Owner Trustee shall have the power and authority and it is hereby authorized and empowered, in the name and on behalf of the Trust to authorize, execute, issue and deliver the Trust Certificates. Trust Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Trust Certificates or did not hold such offices at the date of authentication and delivery of such Trust Certificates. A transferee of a Trust Certificate shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder, upon due registration of such Trust Certificate in such transferee's name pursuant to Section 3.4.

                  SECTION 3.3 Authentication of Trust Certificates. Concurrently with the initial sale of the Receivables to the Trust pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause the Trust Certificates in an aggregate Percentage Interest equal to 100% to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Seller, signed by its chairman of the board, its president or any vice president, without further corporate action by the Seller, in authorized denominations. No Trust Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Trust Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or Bankers Trust Company as the Owner Trustee's authentication agent, by manual signature; such authentication shall constitute conclusive evidence that such Trust Certificate shall have been duly authenticated and delivered hereunder. All Trust Certificates shall be dated the date of their authentication.

                  SECTION 3.4 Registration of Transfer and Exchange of Trust Certificates. The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.8, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of the Trust Certificates and of transfers and exchanges of the Trust Certificates as herein provided. Bankers Trust Company shall be the initial Certificate Registrar.

                  Upon surrender for registration of transfer of any Trust Certificate at the office or agency maintained pursuant to Section 3.8, and, upon satisfaction of the conditions set forth below, the Owner Trustee shall execute, authenticate and deliver, (or shall cause Bankers Trust Company as its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Trust Certificates in authorized denominations of a like Percentage Interest dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Holder, the Trust Certificates may be exchanged for other Trust Certificates of the same class in authorized denominations of a like Percentage Interest upon surrender of the Trust Certificates to be exchanged at the office or agency maintained pursuant to Section 3.8.

                  Every Trust Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Certificateholder or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended. Each Trust Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Owner Trustee in accordance with its customary practice. In addition, each such Certificateholder shall comply with Section 2.12(c)

                  No service charge shall be made for any registration of transfer or exchange of Trust Certificates, but the Owner Trustee or the Certificate Registrar may, but shall not be obligated to, require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Trust Certificates.

                  Notwithstanding the foregoing, the Owner Trustee need not make and the Certificate Registrar need not register, transfers or exchanges of, Trust Certificates for a period of 15 days preceding the due date for any payment with respect to any Trust Certificates.

                  SECTION 3.5 Mutilated, Destroyed, Lost or Stolen Trust Certificates. If (a) any mutilated Trust Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Certificate and
(b) there shall be delivered to the Certificate Registrar, the Owner Trustee and (unless an Insurer Default shall have occurred and be continuing) the Security Insurer, such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Certificate shall have been acquired by a protected purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee or Bankers Trust Company, as the Owner Trustee's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Certificate, a new Trust Certificate of like Percentage Interest. In connection with the issuance of any new Trust Certificate under this Section, the Owner Trustee or the Certificate Registrar may, but shall not be obligated to, require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate shall be found at any time.

                  SECTION 3.6 Persons Deemed Certificateholders. Every person by virtue of becoming a Certificateholder in accordance with this Agreement shall be deemed to be bound by the terms of this Agreement. Prior to due presentation of a Trust Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar and the Security Insurer and any agent of the Owner Trustee, the Certificate Registrar and the Security Insurer, may treat the Person in whose name any Trust Certificate shall be registered in the Certificate Register as the Holder of such Trust Certificate for the purpose of receiving distributions pursuant to Section 5.2 and for all other purposes whatsoever, and none of the Seller, the Servicer, the Owner Trustee, the Certificate Registrar or the Security Insurer nor any agent of the Owner Trustee, the Certificate Registrar, or the Security Insurer shall be bound by any notice to the contrary.

                  SECTION 3.7 Access to List of Certificateholders' Names and Addresses. The Owner Trustee shall furnish or cause to be furnished to the Servicer, the Seller or (unless an Insurer Default shall have occurred and be continuing) the Security Insurer and the Representative within 15 days after receipt by the Owner Trustee of a request therefore from the Servicer or the Representative in writing, a list, in such form as the Servicer may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Holders of Trust Certificates or one or more Holders of Trust Certificates evidencing not less than a Percentage Interest of 25% apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Trust Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Holder, by receiving and holding a Trust Certificate, shall be deemed to have agreed not to hold any of the Seller, the Servicer, the Representative, the Owner Trustee or the Security Insurer or any agent thereof accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

                  SECTION 3.8 Maintenance of Office or Agency. The Owner Trustee shall maintain in the Borough of Manhattan, the City of New York, an office or offices or agency or agencies where Trust Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Trust Certificates and the Basic Documents may be served. The Owner Trustee initially designates Bankers Trust Company, 4 Albany Street-10th floor, New York, New York 10006, as its principal corporate trust office for such purposes. The Owner Trustee shall give prompt written notice to the Seller, the Certificateholders and (unless an Insurer Default shall have occurred and be continuing) the Security Insurer of any change in the location of the Certificate Register or any such office or agency.

                  SECTION 3.9 Appointment of Paying Agent. The Paying Agent shall make distributions to the Certificateholders from the Certificate Distribution Account pursuant to Section 5.2 and shall report the amounts of such distributions to the Owner Trustee in writing, unless the Paying Agent is the Owner Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Paying Agent if the Owner Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall initially be Bankers Trust Company and any co-Paying Agent chosen by the Owner Trustee, and acceptable to the Servicer and the Security Insurer. The Paying Agent shall be permitted to resign upon 30 days' written notice to the Owner Trustee and the Servicer. In the event that the Owner Trustee shall no longer be the Paying Agent, the Owner Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 7.1, 7.3, 7.4, 7.8, 8.1 and 8.2 shall apply to the Owner Trustee also in its role as Paying Agent, for so long as the Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other Paying Agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-Paying Agent unless the context requires otherwise.

                  SECTION 3.10  [Reserved]

                  SECTION 3.11  [Reserved]

                  SECTION 3.12  [Reserved]

                  SECTION 3.13  [Reserved]

                  SECTION 3.14  [Reserved]

                  SECTION 3.15  [Reserved]

                  SECTION 3.16  [Reserved]

                  SECTION 3.17 Trust Certificate Transfer Restrictions. (a) The Trust Certificates may not be acquired by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title 1 of ERISA, (ii) a plan described in Section 4975(e) (1) of the Code or
(iii) any entity whose underlying assets include plan assets by reason of such plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding a Trust Certificate, the Holder thereof shall be deemed to have represented and warranted that it is not a Benefit Plan. The Owner Trustee shall have no duty to determine whether the Trust Certificates are owned by a Benefit Plan.

                  (b) With the exception of the transfer to the Seller hereunder and any transfer to FCC Receivables Corp., the Trust Certificates may not be offered or sold except to Qualified Institutional Buyers in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A thereunder.

         Each purchaser of the Trust Certificates will be deemed to have represented and agreed as follows:

                           (i) It is a Qualified Institutional Buyer as defined
                  in Rule 144A promulgated under the Securities Act and is acquiring the Trust Certificates for its own institutional account or for the account of a Qualified Institutional Buyer.

                           (ii) It understands that the Trust Certificates will
                  be offered in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Trust Certificates, such Trust Certificates may be resold, pledged or transferred only (a) to the Issuer (upon redemption), (b) to a person who the seller reasonably believes is a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or
                  (c) pursuant to an effective registration statement under the Securities Act.

                           (iii) It understands that the Trust Certificates will
                  bear a legend substantially to the following effect:

         THE TRUST CERTIFICATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING ANY TRUST CERTIFICATE, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH TRUST CERTIFICATE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY (1) TO THE ISSUER (UPON REDEMPTION

         THEREOF OR OTHERWISE), (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (3) IN A TRANSACTION COMPLYING WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.

         NO INTEREST IN THIS TRUST CERTIFICATE MAY BE ACQUIRED BY OR FOR THE ACCOUNT OF (i) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (ii) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (INCLUDING, WITHOUT LIMITATION, INDIVIDUAL RETIREMENT ACCOUNTS AND KEOGH PLANS), OR (iii) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY. BY ACCEPTING AND HOLDING THIS CERTIFICATE, THE HOLDER HEREOF AND THE CERTIFICATE OWNER SHALL EACH BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS NOT A BENEFIT PLAN.

                           (c) As a condition to the registration of any
transfer of a Trust Certificate, the prospective transferee of such Trust Certificate shall represent to the Owner Trustee and the Certificate Registrar the following:

                           (i) It has neither acquired nor will it transfer the
                  Trust Certificate or cause the Trust Certificate to be marketed on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Code, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations.

                           (ii) It either (A) is not, and will not become, a
                  partnership, S corporation or grantor trust for U.S. federal income tax purposes, or (B) is such an entity, but none of the direct or indirect beneficial owners of any of the interests in such transferee have allowed or caused, or will allow or cause, fifty percent (50%) or more of the value of such interests to be attributable to such transferee's ownership of the Trust Certificate.

                           (iii) It understands that tax counsel to the Trust
                  has provided an opinion substantially to the effect that the Trust will not be a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes and that the validity of such opinion is dependent in part on the accuracy of the representations in paragraphs (i) and (ii) above.


                                   ARTICLE IV

                            Actions by Owner Trustee

                  SECTION 4.1 Prior Notice to Certificateholders with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders and the Security Insurer in writing of the proposed action and neither the Certificateholders (in accordance with Section 4.5) nor (so long as an Insurer Default shall not have occurred) the Security Insurer shall have notified the Owner Trustee in writing prior to the 30th day after such notice is given that it has withheld consent or provided alternative direction (provided that no consent or direction of the Certificateholders pursuant to this Section 4.1 shall be effective without the consent of the Security Insurer):

                           (a) the initiation of any material claim or lawsuit
by the Trust except claims or lawsuits brought in connection with the collection of the Receivables and the compromise of any material action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of the Receivables);

                           (b) the election by the Trust to file an amendment to
the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute or unless such amendment would not materially and adversely affect the interests of the Certificateholders);

                           (c) the amendment of the Indenture by a supplemental
indenture in circumstances where the consent of any Noteholder or the Security Insurer is required;

                           (d) the amendment of the Indenture by a supplemental
indenture in circumstances where the consent of any Noteholder or the Security Insurer is not required and such amendment materially and adversely affects the interest of the Certificateholders or the Security Insurer;

                           (e) the amendment, change or modification of the Sale
and Servicing Agreement, except to cure any ambiguity or defect or to amend or supplement any provision in a manner that would not materially and adversely affect the interests of the Certificateholders;

                           (f) the consent to the calling, or waiver of any
default of any Basic Document;

                           (g) the consent to the assignment by the Indenture
Trustee or the Servicer of their respective obligations under any Basic
Document;

                           (h) except as provided in this Agreement dissolve,
terminate or liquidate the Trust in whole or in part;

                           (i) merge or consolidate the Trust with or into any
other entity, or convey or transfer all or substantially all of the Trust's assets to any other entity;

                           (j) cause the Trust to incur, assume or guaranty any
indebtedness other than as set forth in this Agreement or the other Basic Documents;

                           (k) perform any act that to the actual knowledge of a
Responsible Officer of the Owner Trustee conflicts with any of the Basic Documents;

                           (l) perform any act which would make it impossible to
carry on the ordinary business of the Trust as described in this Agreement;

                           (m) confess a judgment against the Trust;

                           (n) cause the Trust to lend any funds to any entity;

                           (o) change the Trust's purpose and powers from those
enumerated in this Agreement; or

                           (p) possess Trust assets or assign the Trust's right
to property for other than a Trust purpose.

The Servicer shall notify the Certificateholders and the Security Insurer in writing of any appointment of a successor Note Registrar, Certificate Paying Agent or Certificate Registrar within five Business Days thereof.

                  SECTION 4.2 Action by Certificateholders with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of the Controlling Party in accordance with the Basic Documents to (a) remove the Servicer under the Sale and Servicing Agreement pursuant to Section
8.1 thereof or (b) except as expressly provided in the Basic Documents, sell the Receivables after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholders or the Controlling Party, as the case may be, and the furnishing of indemnification satisfactory to the Owner Trustee by the Certificateholders.

                  SECTION 4.3 Action by Certificateholders with Respect to Bankruptcy. The Owner Trustee shall not have the power to, and shall not, commence a voluntary proceeding in bankruptcy relating to the Trust without the prior written consent of the Security Insurer (unless an Insurer Default shall have occurred and be continuing) and the delivery to the Owner Trustee by each Certificateholder of a certificate certifying that it reasonably believes that the Trust is insolvent.

                  SECTION 4.4 Restrictions on Certificateholders' Power. The Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.3 nor shall the Owner Trustee be obligated to determine if a Certificateholder's direction violates this Section
4.4 or to follow any such direction, if given.

                  SECTION 4.5 Majority Control. Except as otherwise specifically provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Holders of Trust Certificates evidencing not less than a majority of the Percentage Interests. Except as otherwise specifically provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by Holders of Certificates evidencing not less than a majority of the Percentage Interests at the time of the delivery of such notice.

                  SECTION 4.6 Rights of Security Insurer. Notwithstanding anything to the contrary in the Basic Documents, without the prior written consent of the Security Insurer (so long as no Insurer Default shall have occurred and be continuing), the Owner Trustee shall not (i) initiate any claim, suit or proceeding by the Trust or compromise any claim, suit or proceeding brought by or against the Trust, other than with respect to the enforcement of any Receivable or any rights of the Trust thereunder, (ii) authorize the merger or consolidation of the Trust with or into any other business trust or other entity (other than in accordance with Section 3.10 of the Indenture) or (iii) amend the Certificate of Trust.

                  SECTION 4.7 Execution of Documents. Notwithstanding anything herein to the contrary, the Owner Trustee is authorized, empowered and directed, on behalf of the Trust, to execute, deliver, issue and authenticate the Certificates, to execute, deliver and issue the Notes and to execute and deliver each Basic Document to which the Trust or the Owner Trustee is or is to be a party and any other document, instrument, certificate or other writing that may be necessary, convenient or incidental thereto. Any such execution, delivery, issuance and authentication is hereby ratified and confirmed in all respects and does not and will be deemed not to conflict with, constitute or result in a breach or violation of, or a default under, any provision of or any duty under this Trust Agreement.

                                    ARTICLE V

                   Application of Trust Funds: Certain Duties


                  SECTION 5.1 Establishment of Certificate Distribution Account.
(a) The Owner Trustee, for the benefit of the Certificateholders and the Security Insurer, shall establish and maintain in the name of the Trust an Eligible Deposit Account (the "Certificate Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders and the Security Insurer.

                  (b) The Owner Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof. If, at any time, the Certificate Distribution Account ceases to be an Eligible Deposit Account, the Owner Trustee shall within 30 calendar days establish a new Certificate Distribution Account as an Eligible Deposit Account and shall transfer or cause to be transferred any cash and/or any investments to such new Certificate Distribution Account.

                  (c) All amounts held in the Certificate Distribution Account shall, to the extent permitted by applicable laws, rules and regulations, be invested, by the Owner Trustee at the Servicer's written direction (which may be by standing instructions), in Eligible Investments that mature not later than one Business Day prior to the Distribution Date for the Monthly Period to which such amounts relate. Investments in Eligible Investments shall be made in the name of the Trust, and such investments shall not be sold or disposed of prior to their maturity. Subject to the other provisions hereof, the Owner Trustee shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Owner Trustee. All Investment Earnings on funds in the Certificate Distribution Account shall be distributed on the next Distribution Date pursuant to Section 5.6 of the Sale and Servicing Agreement.

                  SECTION 5.2 Application of Funds in Certificate Distribution Account. (a) On each Distribution Date, the Owner Trustee will cause the Paying Agent to, based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 4.9 of the Sale and Servicing Agreement, distribute pro rata to Certificateholders based on their Percentage Interests, to the extent of the funds available, amounts deposited in the Certificate Distribution Account pursuant to Sections 5.6(b) of the Sale and Servicing Agreement on such Distribution Date.

                  (b) On each Distribution Date, the Owner Trustee shall cause the Paying Agent to send to each Certificateholder the statement provided to the Owner Trustee and the Paying Agent by the Servicer pursuant to Section 5.8 of the Sale and Servicing Agreement on such Distribution Date.

                  (c) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section. The Owner Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee or any Certificateholder from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a reasonable possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-US Certificateholder), the Owner Trustee may in it sole discretion withhold such amounts in accordance with this clause (c). In the event that a Holder wishes to apply for a refund of any such withholding tax, the Owner Trustee shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Owner Trustee for any reasonable out-of-pocket expenses incurred. The Servicer shall facilitate compliance with this Section 5.2(c) by performance of its duties under the Sale and Servicing Agreement.

                  SECTION 5.3  [Reserved]

                  SECTION 5.4 Method of Payment. Subject to Section 9.1(c), distributions required to be made to Certificateholders on any Distribution Date in accordance with Section 5.2(b) shall be made to each Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity, if (i) such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Distribution Date or (ii) such Certificateholder is the Seller, or as set forth in any written notice from the Seller to the Owner Trustee, an Affiliate thereof, or, if not, by check mailed to such Certificateholder at the address of such holder appearing in the Certificate Register. Notwithstanding the foregoing, the final distribution in respect of any Trust Certificate (whether on the Final Scheduled Distribution Date or otherwise) will be payable only upon presentation and surrender of such Trust Certificate at the office or agency maintained for that purpose by the Owner Trustee pursuant to Section 3.8.

                  SECTION 5.5 No Segregation of Monies; No Interest. Subject to Sections 5.1 and 5.2, monies received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law and may be deposited under such general conditions as may be prescribed by law. The Owner Trustee shall not be liable for any interest thereon.

                  SECTION 5.6 Accounting and Reports to the Noteholders, Certificateholders, the Internal Revenue Service and Others. In accordance with Sections 10.1(b)(iii) and 10.1(c) of the Sale and Servicing Agreement, the Servicer shall (a) maintain (or cause to be maintained) the books of the Trust on a year ended September 30 based on the accrual method of accounting, (b) deliver (or cause to be delivered) to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including, if applicable, Schedule K-1) to enable each Certificateholder to prepare its Federal and state income tax returns, (c) prepare or cause to be prepared, and file or cause to be filed, all tax returns, if any, relating to the Trust (including, if applicable, a partnership information return, Form 1065), to make such elections as may from time to time be required or appropriate under any applicable state or Federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a division or branch of its 100% owner, or as a partnership, as the case may be, for Federal income tax purposes and (d) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.2(c) with respect to income or distributions to the Certificateholders. The Servicer shall make all elections pursuant to this Section as directed by the Seller. The Owner Trustee shall, on behalf of the Trust and upon written direction of the Servicer, sign all tax information returns furnished to it in execution form by the Servicer, and filed pursuant to this Section 5.6 and any other returns as may be required by law and so furnished to it by the Servicer, and in doing so shall rely entirely upon, and shall have no liability for information provided by, or calculations provided by, the Servicer. In the event the Trust is characterized as a partnership for federal income tax purposes, the Servicer shall cause the Trust to elect under
Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Receivables, and the Trust shall not make the election provided under Section 754 of the Code. None of the parties hereto shall make the election provided in Treasury Regulations Section 301.7701-3(c) to have the Trust classified as an association taxable as a corporation.

                  SECTION 5.7 Signature on Returns; Tax Matters Partner. (a) Notwithstanding the provisions of Section 5.6, the Owner Trustee shall sign on behalf of the Trust the tax returns of the Trust, if any, furnished to it in execution form by the Servicer, unless applicable law requires a Certificateholder to sign such documents, in which case such documents shall be signed by the Seller so long as it is a Certificateholder, in its capacity as "tax matters partner."

                           (b) In the event the Trust is characterized as a
partnership for federal income tax purposes, and the Seller is a Certificateholder, the Seller shall be the "tax matters partner" of the Trust pursuant to the Code.


                                   ARTICLE VI

                      Authority and Duties of Owner Trustee

                  SECTION 6.1 General Authority. The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is named as a party and each certificate or other document presented in connection therewith attached as an exhibit to or contemplated by the Basic Documents to which the Trust is named as a party and any amendment thereto, in each case, in such form as the Seller shall approve as evidenced conclusively by the Owner Trustee's execution thereof, and on behalf of the Trust, to direct the Trustee to authenticate and deliver Class A-1 Notes in the aggregate principal amount of

$76,000,000 and Class A-2 Notes in the aggregate principal amount of $47,002,000. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action as the Servicer recommends to it in writing with respect to the Basic Documents.

                  SECTION 6.2 General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Basic Documents to which the Trust is a party and to administer the Trust in the interest of the Certificateholders, subject to the Basic Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Servicer has agreed in the Sale and Servicing Agreement, or the Seller has agreed hereunder or thereunder, to perform any act or to discharge any duty of the Owner Trustee hereunder or of the Trust under any Basic Document, and the Owner Trustee shall not be liable for the default or failure of the Servicer or the Seller to carry out its obligations hereunder or thereunder.

                  SECTION 6.3 Action upon Instruction. (a) Subject to Article IV, the Security Insurer (so long as an Insurer Default shall not have occurred and be continuing) or the Certificateholders (if an Insurer Default shall have occurred and be continuing) (the "Instructing Party") shall have the exclusive right to direct the actions of the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Article IV.

                           (b) The Owner Trustee shall not be required to take
any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

                           (c) Whenever the Owner Trustee is unable to decide
between alternative courses of action permitted or required by the terms of this Agreement or any Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Instructing Party requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Instructing Party received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders and the Security Insurer, and shall have no liability to any Person for such action or inaction.

                           (d) In the event that the Owner Trustee is unsure as
to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Instructing Party requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders and the Security Insurer, and shall have no liability to any Person for such action or inaction.

                  SECTION 6.4 No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation or termination statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee (solely in its individual capacity) and that are not related to the ownership or the administration of the Owner Trust Estate.

                  SECTION 6.5 No Action Except under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents or (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3.

                  SECTION 6.6 Restrictions. The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in
Section 2.3 or (b) take any action (including, without limitation, participating in the establishment of a market or the inclusion of the Trust's interests thereon, within the meaning of Treasury Regulation Section 1.7704-1(d)(1)) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for Federal income tax purposes. The Certificateholder shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

                  SECTION 6.7 Notice of Default Under Indenture. Within 10 business days of receipt of a written notice of Default under the Indenture by a Responsible Officer of the Owner Trustee, the Owner Trustee shall provide a copy of such notice to each Certificateholder.


                                   ARTICLE VII

                          Concerning the Owner Trustee

                  SECTION 7.1. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee in its individual capacity also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Agreement. The Owner Trustee in its individual capacity shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct, bad faith or negligence (ii) in the case of the breach of any representation or warranty contained in Section 7.3 expressly made by the Owner Trustee, in its individual capacity, (iii) for liabilities arising from the failure of the Owner Trustee to perform obligations expressly undertaken by it in the last sentence of Section 6.4 hereof, (iv) for any investments issued by the Owner Trustee or any branch or affiliate thereof in its commercial capacity or (v) for taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Owner Trustee in its individual capacity. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

                           (a) the Owner Trustee shall not be liable for any
error of judgment made by a Responsible Officer of the Owner Trustee;

                           (b) the Owner Trustee shall not be liable with
respect to any action taken or omitted to be taken by it in accordance with the instructions of the Servicer, the Seller, the Controlling Party, the Security Insurer or any Certificateholder;

                           (c) no provision of this Agreement or any Basic
Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

                           (d) under no circumstances shall the Owner Trustee be
liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes or the Certificates;

                           (e) the Owner Trustee shall not be responsible for or
in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Seller or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Trust Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to the Seller, the Servicer, the Representative, the Security Insurer, the Trustee, the Indenture Collateral Agent, any Noteholder or to any Certificateholder, other than as expressly provided for herein and in the Basic Documents;

                           (f) the Owner Trustee shall not be liable for the
default or misconduct of the Representative, the Security Insurer, the Trustee, the Servicer, the Certificateholders or the Seller under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to insure compliance by the Representative, the Security Insurer, the Servicer, the Certificateholders or the Seller with any agreement to which it is a party or to perform the obligations of the Trust under this Agreement or the Basic Documents that are required to be performed by the Trustee under the Indenture, the Servicer under the Sale and Servicing Agreement or the Seller under this Agreement; and

                           (g) the Owner Trustee shall be under no obligation to
institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and, the Owner Trustee shall not be answerable for other than its negligence, bad faith or willful misconduct in the performance of any such act.

                  SECTION 7.2 Furnishing of Documents. The Owner Trustee shall furnish to the Certificateholders promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

                  SECTION 7.3 Representations and Warranties. The Owner Trustee in its individual capacity hereby represents and warrants to the Seller, the Security Insurer, the Representative, and for the benefit of the Certificateholders, that:

                           (a) It is a Delaware banking corporation, duly
organized and validly existing in good standing under the laws of the State of Delaware and having an office within the

State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

                           (b) It has taken all corporate action necessary to
authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

                           (c) Neither the execution nor the delivery by it of
this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware state law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws.

                  SECTION 7.4 Reliance; Advice of Counsel. (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a duly certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof conclusively rely on a certificate, signed by the president or any vice president or by the treasurer, secretary or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action reasonably taken or omitted to be taken by it in good faith in reliance thereon.

                           (b) In the exercise or administration of the trusts
hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons and not contrary to this Agreement or any Basic Document herein.

                  SECTION 7.5 Not Acting in Individual Capacity. Except as provided herein or in any other Basic Document, in accepting the trusts hereby created Bankers Trust (Delaware) acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

                  SECTION 7.6 Owner Trustee Not Liable for Trust Certificates or Receivables. The recitals contained herein and in the Trust Certificates (other than the signature and countersignature of the Owner Trustee on the Trust Certificates) shall be taken as the statements of the Seller and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document or of the Trust Certificates (other than the signature and countersignature of the Owner Trustee on the Trust Certificates) or the Notes, or of any Receivable or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to the Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable or any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or of any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Seller or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

                  SECTION 7.7 Owner Trustee May Own Trust Certificates and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Trust Certificates or Notes and may deal with the Seller, the Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

                  SECTION 7.8 Payments from Owner Trust Estate. All payments to be made by the Owner Trustee under this Agreement or any of the Basic Documents to which the Trust or the Owner Trustee is a party shall be made only from the income and proceeds of the Owner Trust Estate and only to the extent that the Owner Trust shall have received income or proceeds from the Owner Trust Estate to make such payments in accordance with the terms hereof. Bankers Trust (Delaware), or any successor thereto, in its individual capacity, shall not be liable for any amounts payable under this Agreement or any of the Basic Documents to which the Trust or the Owner Trustee is a party.

                  SECTION 7.9 Doing Business in Other Jurisdictions. Notwithstanding anything contained to the contrary, neither Bankers Trust (Delaware) or any successor thereto, nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will, even after the appointment of a co-trustee or separate trustee in accordance with Section 10.5 hereof, (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware, unless the Certificateholder shall have given the Owner Trustee an indemnity therefor reasonably satisfactory to it; (ii) result in any fee, tax or other governmental charge under the laws of the State of Delaware becoming payable by Bankers Trust (Delaware) (or any successor thereto, unless the Certificateholder shall have given the Owner Trustee an indemnity therefor reasonably satisfactory to it); or (iii) subject Bankers Trust (Delaware) (or any successor thereto) to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by Bankers Trust (Delaware) (or any successor thereto) or the Owner Trustee, as the case may be, contemplated hereby.


                                  ARTICLE VIII

                          Compensation of Owner Trustee

                  SECTION 8.1 Owner Trustee's Fees and Expenses. The Owner Trustee shall receive from Franklin Capital Corporation as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between Franklin Capital Corporation and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by Franklin Capital Corporation for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ.

                  SECTION 8.2 Indemnification. The Seller shall be liable as primary obligor for, and shall indemnify the Owner Trustee, the Certificate Registrar, the Paying Agent and their successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits of any kind and nature whatsoever, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) related thereto (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Seller shall not be liable for or required to indemnify the Owner Trustee from and against Expenses arising or resulting from any of the matters described in the third sentence of Section
7.1. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement.

                  SECTION 8.3 Payments to the Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

                  SECTION 8.4 Non-recourse Obligations. Notwithstanding anything in this Agreement or any Basic Document, the Owner Trustee agrees in its individual capacity and in its capacity as Owner Trustee for the Trust that all obligations of the Trust to the Owner Trustee individually or as Owner Trustee for the Trust shall be recourse to the Owner Trust Estate only and specifically shall not be recourse to the assets of any Certificateholder.


                                   ARTICLE IX

                      Dissolution and Termination of Trust

                  SECTION 9.1 Termination of Trust Agreement. (a) This Agreement and the Trust shall terminate and be of no further force or effect upon the latest of (i) the maturity or other liquidation of the last Receivable (including the purchase by the Servicer at its option of the corpus of the Trust as described in Section 9.1 of the Sale and Servicing Agreement) and the subsequent distribution of amounts in respect of such Receivables as provided in the Basic Documents or (ii) the payment to the Certificateholders of all amounts required to be paid to them pursuant to this Agreement and the payment to the Security Insurer of all amounts payable or reimbursable to it, provided, however, that in no event shall the trust created by this Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living on the date of this Agreement of Rose Kennedy of the Commonwealth of Massachusetts; and provided, further, that the rights to indemnification under Section 8.2 shall survive the termination of the Trust. The Servicer shall promptly notify the Owner Trustee and the Security Insurer of any prospective termination pursuant to this Section 9.1. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder, or Holder, shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Certificateholder's or Holder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

                           (b) Except as provided in clause (a), neither the
Seller nor any Certificateholder shall be entitled to revoke or terminate the Trust.

                           (c) Notice of any termination of the Trust,
specifying the Distribution Date upon which the Certificateholders shall surrender their Trust Certificates to the Paying Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to the Certificateholders mailed within five Business Days of receipt of notice of such termination from the Servicer given pursuant to Section 9.1(c) of the Sale and Servicing Agreement, stating (i) the Distribution Date upon or with respect to which final payment of the Trust Certificates shall be made upon presentation and surrender of the Trust Certificates at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Trust Certificates at the office of the Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent (if other than the Owner Trustee) at the time such notice is given to the Certificateholders. Upon presentation and surrender of the Trust Certificates, the Paying Agent shall cause to be distributed to the Certificateholders amounts distributable on such Distribution Date pursuant to Section 5.2.

                  In the event that all of the Certificateholders shall not have surrendered their Trust Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Trust Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Trust Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Trust Certificates, and the cost thereof shall be paid by the Seller from the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed, subject to applicable escheat laws, by the Owner Trustee to the Seller. The Certificateholders shall thereafter look solely to the Seller as general unsecured creditors.

                           (d) Any funds remaining in the Trust after funds for
final distribution have been distributed or set aside for distribution shall be distributed by the Owner Trustee to the Seller.

                           (e) Upon dissolution and completion of the winding up
of the Trust, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute and thereupon the Trust and this Agreement shall terminate.

                  SECTION 9.2  [Reserved]


                                    ARTICLE X
             Successor Owner Trustees and Additional Owner Trustees

                  SECTION 10.1 Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation (i) satisfying the provisions of Section 3807(a) of the Business Trust Statute; (ii) authorized to exercise corporate trust powers; and (iii) having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authorities. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2. In addition, at all times the Owner Trustee or a co-trustee shall be a person that satisfies the requirements of Section 3807(a) of the Business Trustee Statute (the "Delaware Trustee").

                  SECTION 10.2 Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer and the Security Insurer. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor Owner Trustee acceptable to the Security Insurer (so long as an Insurer Default shall not have occurred) by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee, provided that the Servicer shall have received written confirmation from each of the Rating Agencies that the proposed appointment will not result in an increased capital charge to the Security Insurer by either of the Rating Agencies. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee or the Security Insurer (so long as an Insurer Default shall not have occurred) may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

                  If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to resign after written request therefor by the Servicer, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer with the consent of the Security Insurer, or the Security Insurer (in each case, so long as an Insurer Default shall not have occurred) may remove the Owner Trustee. If the Servicer shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Servicer shall promptly appoint a successor Owner Trustee acceptable to the Security Insurer by written instrument, in triplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed, one copy to the Security Insurer and one copy to the successor Owner Trustee and shall pay all fees owed to the outgoing Owner Trustee.

                  Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.3 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Servicer shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

                  SECTION 10.3 Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Servicer, the Security Insurer and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement and the

Servicer and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

                  No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.1.

                  Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Servicer shall mail notice thereof to all Certificateholders, the Security Insurer, the Trustee, the Noteholders and the Rating Agencies. If the Servicer shall fail to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Servicer.

         SECTION 10.4 Merger or Consolidation of Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder; provided, however, that such corporation shall be eligible pursuant to Section 10.1, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; and provided further that the Owner Trustee shall mail notice of such merger, sale, conversion or consolidation to the Rating Agencies.

         SECTION 10.5 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Financed Vehicle may at the time be located, the Servicer and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee and the Security Insurer (so long as an Insurer Default shall not have occurred) to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Owner Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Servicer and the Owner Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee subject, unless an Insurer Default shall have occurred and be continuing, to the approval of the Security Insurer (which approval shall not be unreasonably withheld) alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to
Section 10.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.3.

                  Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                                    (i) all rights, powers, duties and
                  obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

                                    (ii) no trustee under this Agreement shall
                  be personally liable by reason of any act or omission of any other trustee under this Agreement; and

                                    (iii) the Servicer and the Owner Trustee
                  acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

                  Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Servicer and the Security Insurer.

                  Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                   ARTICLE XI

                                  Miscellaneous

                  SECTION 11.1 Supplements and Amendments. (a) This Agreement may be amended by the Seller and the Owner Trustee, with the prior written consent of the Security Insurer (so long as an Insurer Default shall not have occurred and be continuing) and with prior written notice to the Rating Agencies, without the consent of any of the Noteholders or the Certificateholders (i) to cure any ambiguity, to correct any defect or supplement any provisions in this Agreement which may be inconsistent with any other provision herein, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement or the Insurance Agreement; provided, however, that such action shall not, adversely affect in any material respect the interests of any Noteholder; provided further that such action shall not adversely affect in any material respect the interests of any Certificateholder without the consent of the Holders of Certificates evidencing not less than a majority in Percentage Interest; and provided further that if an Insurer Default has occurred and is continuing and the Security Insurer has not consented to such action, such action shall not materially and adversely affect the interest of the Security Insurer. An amendment shall be deemed not to adversely affect the interests of any Noteholder in any material respect if either each Rating Agency confirms in writing that such amendment will not result in a reduction or withdrawal of such rating or none of Rating Agencies, within 10 days' after receipt of notice of such amendment, shall have notified the Seller, the Servicer or the Issuer in writing that such amendment will result in a reduction or withdrawal of the then current rating of the Notes.

                           (b) This Agreement may also be amended from time to
time, with the prior written consent of the Security Insurer (so long as an Insurer Default shall not have occurred and be continuing), by the Seller and the Owner Trustee, with prior written notice to the Rating Agencies, with the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and, to the extent the Certificates are affected thereby, the consent of the Holders of Certificates evidencing not less than a majority in Percentage Interest for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that subject to the express rights of the Security Insurer under the Basic Documents, no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders, (ii) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Percentage Interest required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and Holders of all outstanding Certificates or (iii) if an Insurer Default shall have occurred and be continuing, and the Security Insurer has not consented to such action, such action shall not adversely affect in any material respect the interests of the Security Insurer.

                  Promptly after the execution of any such amendment or consent, the Servicer shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Trustee and each of the Rating Agencies.

                           (c) It shall not be necessary for the consent of the
Certificateholders, the Noteholders or the Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of the Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by the Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

                           (d) Promptly after the execution of any amendment to
the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

                           (e) Prior to the execution of any amendment to this
Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise. The Servicer shall furnish copies of any such amendments to this Agreement to each Rating Agency and the Security Insurer.

                  SECTION 11.2 No Legal Title to Owner Trust Estate in Certificateholders. The Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided beneficial ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.


         SECTION 11.3 Limitations on Rights of Others. Except for Section 2.7, the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Security Insurer, the Seller, the Certificateholders, the Servicer and, to the extent expressly provided herein, the Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         SECTION 11.4 Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested and shall be deemed to have been duly given upon receipt, if to the Owner Trustee, addressed to the Corporate Trust Office; if to the Seller, addressed to 47 West 200 South, Suite 500, Salt Lake City, UT 84101, Attention Jennifer J. Bolt, with a copy to Franklin Resources, Inc., 777 Mariners Island Blvd., San Mateo, CA 94404,
Attention: General Counsel; if to the

Security Insurer, addressed to MBIA Insurance Corporation, 113 King Street, Armonk, NY 10504, Attention: Insured Portfolio Management SF; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

                           (b) Any notice required or permitted to be given to a
Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         SECTION 11.5 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 11.6 Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 11.7 Successors and Assigns. This Agreement shall inure to the benefit of, the Representative, the Security Insurer, the Owner Trustee and its successors, each Certificateholder and its successors and permitted assigns and be binding upon the parties hereto and their respective successors and permitted assigns. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder. Except as otherwise provided in this Agreement, no other Person shall have any right or obligation hereunder. Without limiting the generality of the foregoing, all covenants and agreements in this Agreement which confer rights upon the Security Insurer shall be for the benefit of and run directly to the Security Insurer, and the Security Insurer shall be entitled to rely on and enforce such covenants, subject, however, to the limitations on such rights provided in this Agreement and the Basic Documents. The Security Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Note Policy) upon delivery of a written notice to the Owner Trustee.

                  SECTION 11.8  [Reserved]

                  SECTION 11.9 No Petition. The Owner Trustee (not in its individual capacity but solely as Owner Trustee), by entering into this Agreement, each Certificateholder, by accepting a Trust Certificate, and the Trustee and each Noteholder by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Seller, or join in any institution against the Seller of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, this Agreement or any of the Basic Documents.

                  SECTION 11.10 No Recourse. Each Certificateholder by accepting a Trust Certificate acknowledges that such Certificateholder's Trust Certificates represent beneficial ownership interests in the Trust only and do not represent interests in or obligations of the Seller, the Servicer, the Owner Trustee, the Trustee, the Security Insurer or any Affiliate thereof and no recourse by such Certificateholder may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Trust Certificates or the Basic Documents.

                  SECTION 11.11 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                  SECTION 11.12 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  SECTION 11.13  [Reserved]

                  SECTION 11.14 Servicer. The Servicer is authorized to prepare, or cause to be prepared, execute and deliver on behalf of the Trust all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust or the Owner Trustee to prepare, file or deliver pursuant to the Basic Documents. Upon written request, the Owner Trustee shall execute and deliver to the Servicer a limited power of attorney appointing the Servicer the Trust's agent and attorney-in-fact to prepare, or cause to be prepared, execute and deliver all such documents, reports, filings, instruments, certificates and opinions.

                  SECTION 11.15. Third Party Beneficiary. The Security Insurer shall be a third party beneficiary hereof and, except as expressly limited by the terms hereof, so long as no Insurer Default constituting a failure to pay under the Note Policy shall have occurred and be continuing, shall be entitled to enforce the provisions hereof as if a party hereto.

                  IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.


                                             BANKERS TRUST (DELAWARE),
                                              as Owner Trustee


                                             By: /s/ M. Lisa Wilkins
                                                 _______________________________
                                             Name: M. Lisa Wilkins
                                             Title: Assistant Vice President


                                             FRANKLIN RECEIVABLES LLC,
                                             as Seller

                                             By: FRANKLIN CAPITAL CORPORATION
                                               its managing member


                                             FRANKLIN CAPITAL CORPORATION


                                             By: /s/ Harold E. Miller Jr.
                                                 _______________________________
                                                 Name: Harold E. Miller Jr.
                                                 Title: President and CEO


Acknowledged and agreed as to
Section 8.1:

FRANKLIN CAPITAL CORPORATION


By: /s/ Harold E. Miller Jr.
    ______________________________
    Name: Harold E. Miller Jr.
    Title: President and CEO

                                    EXHIBIT A

No. 1                                        100% Percentage Interest


                       SEE REVERSE FOR CERTAIN DEFINITIONS

                  THE TRUST CERTIFICATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING ANY TRUST CERTIFICATE, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH TRUST CERTIFICATE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY (1) TO THE ISSUER (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (3) IN A TRANSACTION COMPLYING WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.

                  NO INTEREST IN THIS TRUST CERTIFICATE MAY BE ACQUIRED BY OR FOR THE ACCOUNT OF (1) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (2) A PLAN DESCRIBED IN
SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (INCLUDING, WITHOUT LIMITATION, INDIVIDUAL RETIREMENT ACCOUNTS AND KEOGH PLANS), OR (3) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF SUCH PLAN'S INVESTMENT IN THE ENTITY (EACH A "BENEFIT PLAN"). BY ACCEPTING AND HOLDING THIS CERTIFICATE, THE HOLDER HEREOF AND THE CERTIFICATE OWNER SHALL EACH BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS NOT A BENEFIT PLAN.

                           FRANKLIN AUTO TRUST 2000-1

                            ASSET BACKED CERTIFICATE

evidencing a beneficial ownership interest in certain distributions of the Trust, as defined below, the property of which includes a pool of motor vehicle retail installment sale contracts secured by new and used automobiles and light trucks, and sold to the Trust by Franklin Receivables LLC.

(THIS TRUST CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF FRANKLIN RECEIVABLES LLC OR ANY OF ITS AFFILIATES, EXCEPT TO THE EXTENT DESCRIBED BELOW.)

                  THIS CERTIFIES THAT FRANKLIN RECEIVABLES LLC is the registered owner of 100% Percentage Interest nonassessable, fully-paid, beneficial ownership interest in Franklin Auto Trust 2000-1 (the "Trust") formed by Franklin Receivables LLC, a limited liability company (the "Seller").

                  The Trust was created pursuant to an Amended and Restated Trust Agreement dated as of March 1, 2000 (the "Trust Agreement"), between the Seller and Bankers Trust (Delaware), not in its individual capacity but solely as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

                  This Certificate is one of the duly authorized Trust Certificates designated as "Asset Backed Certificates" (herein called the "Trust Certificates"). Under the Indenture dated as of March 1, 2000, between the Trust and Chase Manhattan Bank as trustee and indenture collateral agent, the Trust also issued two classes of Notes designated as "Class A-1 7.02% Asset Backed Notes" (the "Class A-1 Notes"), and "Class A-2 7.25% Asset Backed Notes" (the "Class A-2 Notes" and together with the Class A-1 Notes, the "Notes"). This Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Trust Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The property of the Trust includes a pool of prime, non-prime and sub-prime motor vehicle retail installment sale contracts secured by new and used automobiles and light trucks, (the "Receivables"), all monies received on the Receivables on or after March 1, 2000, security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, proceeds from claims on certain insurance policies and certain other rights under the Trust Agreement and the Sale and Servicing Agreement.

                  Under the Trust Agreement, there will be distributed on the 15th day of each month or, if such 15th day is not a Business Day, the next Business Day (the "Distribution Date"), commencing in April 2000 to the Person in whose name this Trust Certificate is registered at the close of business on the last day of the calendar month immediately preceding the Distribution Date (the "Record Date") such Certificateholder's Percentage Interest in the amount to be distributed to Certificateholders on such Distribution Date.

                  The holder of this Trust Certificate acknowledges and agrees that its rights to receive distributions in respect of this Trust Certificate are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement, as applicable.

                  It is the intent of the Seller, the Owner Trustee, and the Certificateholders that, for purposes of Federal income taxes, and to the extent permitted by law, for purposes of applicable state income or franchise tax, the Trust will be disregarded as an entity apart from its owner if there is only one owner for Federal income tax purposes, or, if there is more than one owner for Federal income tax purposes, will be treated as a partnership the partners of which are the Certificateholders, provided however, that if any Class of Notes is deemed for federal income tax purposes (or for purposes of any state, local or other income tax, franchise tax or other tax imposed upon or measured by net income) to represent an equity interest in the Trust, it is the intent and agreement of the parties hereto that the Trust shall, to the extent permitted by law, be treated for purposes of any such tax which treats Notes in such manner as a partnership among the affected Class of Noteholders and the Certificateholder. The Certificateholders by acceptance of a Trust Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Trust and the Trust Certificates for such tax purposes as just described.

                  Each Certificateholder, by its acceptance of a Trust Certificate, represents that (i) it has neither acquired nor will it transfer the Trust Certificate or cause the Trust Certificate to be marketed on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Code, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations; (ii) it either (A) is not, and will not become, a partnership, S corporation or grantor trust for U.S. federal income tax purposes, or (B) is such an entity, but none of the direct or indirect beneficial owners of any of the interests in such transferee have allowed or caused, or will allow or cause, fifty percent (50%) or more of the value of such interests to be attributable to such transferee's ownership of the Trust Certificate; and (iii) it understands that tax counsel to the Trust has provided an opinion substantially to the effect that the Trust will not be treated as a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes and that the validity of such opinion is dependent in part on the accuracy of the representations in paragraphs (i) and (ii) above.

                  Each Certificateholder, by its acceptance of a Trust Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Trust or the Seller, or join in any institution against the Trust or the Seller of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, the Trust Agreement or any of the Basic Documents.

                  Distributions on this Trust Certificate will be made as provided in the Trust Agreement by the Owner Trustee by wire transfer or check mailed to the Certificateholder of record in the Trust Certificate Register without the presentation or surrender of this Trust

Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Trust Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Trust Certificate at the office or agency maintained for the purpose by the Owner Trustee in the Borough of Manhattan, the City of New York.

                  Reference is hereby made to the further provisions of this Trust Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Trust Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

                  THIS TRUST CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.

                  IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Trust Certificate to be duly executed.

Date:  March __, 2000

                                    FRANKLIN AUTO TRUST 2000-1


                                    By:     BANKERS TRUST (DELAWARE),
                                            solely as Owner Trustee and not in
                                            its individual capacity


                                    By:     ________________________
                                            Authorized Signatory


                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Trust Certificates of Franklin Auto Trust 2000-1 referred to in the within-mentioned Trust Agreement.


Date:  March __, 2000

                                    BANKERS TRUST (DELAWARE),
                                    solely as Owner Trustee and not in its
                                    individual capacity


                                    By:     ___________________________
                                            Authorized Signatory

                                                     OR

                                    BANKERS TRUST (DELAWARE)
                                    solely as Owner Trustee and not in its
                                    individual capacity

                                    By:     Bankers Trust Company, as
                                            Authenticating Agent


                                    By:     ___________________________
                                            Authorized Signatory

                         (Reverse of Trust Certificate)


                  The Trust Certificates do not represent an obligation of, or an interest in, the Seller, the Servicer, the Owner Trustee or any of their respective Affiliates and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement, the Indenture or the Basic Documents. In addition, this Trust Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Sale and Servicing Agreement. The Trust Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth in the Sale and Servicing Agreement. A copy of each of the Sale and Servicing Agreement and the Trust Agreement may be examined during normal business hours at the principal office of the Seller, and at such other places, if any, designated by the Seller, by any Certificateholder upon written request.

                  The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller and the rights of the Certificateholders under the Trust Agreement at any time by the Seller and the Owner Trustee with the prior written consent of the Security Insurer (so long as an Insurer Default shall not have occurred and be continuing) and with the consent of the holders of the Notes and the Trust Certificates evidencing not less than a majority of the outstanding principal balance of the Notes and a majority in Percentage Interest of the Certificates. Any such consent by the holder of this Trust Certificate shall be conclusive and binding on such holder and on all future holders of this Trust Certificate and of any Trust Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Trust Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Trust Certificates.

                  As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Trust Certificate is registerable in the Certificate Register upon surrender of this Trust Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in the Borough of Manhattan, the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Trust Certificates in authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is Bankers Trust Company.

                  As provided in the Trust Agreement and subject to certain limitations therein set forth, Trust Certificates are exchangeable for new Trust Certificates in authorized denominations evidencing the same aggregate denomination, as requested by the holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

                  The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the person in whose name this Trust Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

                  The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Sale and Servicing Agreement and the disposition of all property held as part of the Owner Trust Estate. The Servicer may at its option purchase the corpus of the Trust at a price specified in the Sale and Servicing Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Trust Certificates; however, such right of purchase is exercisable, subject to certain restrictions, only as of the last day of any Monthly Period as of which the Pool Balance is 10% or less of the Original Pool Balance.

                                   ASSIGNMENT

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE


                           FOR VALUE RECEIVED the undersigned hereby sells,
assigns and transfers unto

________________________________________________________________________________

________________________________________________________________________________
                (Please print or type name and address, including
                         postal zip code, of assignee)


the within Trust Certificate, and all rights thereunder, hereby irrevocably constitutes and appoints _______________________________________________
attorney to transfer said Trust Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:

                                                           *
                                                           Signature Guaranteed:
                                                           *


--------------------------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Trust Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT B


                                    [FORM OF]
                             CERTIFICATE OF TRUST OF
                           FRANKLIN AUTO TRUST 2000-1


                  THIS Certificate of Trust of Franklin Auto Trust 2000-1 (the "Trust"), is being duly executed and filed on behalf of the Trust by the undersigned, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. Code, Section 3801 et seq.) (the "Act").

                  1. Name. The name of the business trust formed by this Certificate of Trust is FRANKLIN AUTO TRUST 2000-1.

                  2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is Bankers Trust (Delaware), 1011 Centre Road, Suite 200, Wilmington, Delaware 19805-1266.

                  3. Effective Date. This Certificate of Trust shall be effective upon filing.

                  IN WITNESS WHEREOF, the undersigned, has duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.



                            BANKERS TRUST (DELAWARE),

                            not in its individual capacity but
                            solely as trustee of the Trust


                            By:________________________________
                            Name:
                            Title:


                                      B-1